UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2014

Marathon Oil Corporation
__________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056-2723
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 629-6600

Not Applicable
______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On October 15, 2014, Marathon Oil Corporation completed the sale to Det norske oljeselskap ASA of our subsidiary, Marathon Oil Norge AS ("MONAS"), for proceeds of approximately $2.1 billion, after adjustment for debt, net working capital and interest on the net purchase price. The effective date of the transaction is January 1, 2014. The sale includes the operated Alvheim floating production, storage and offloading vessel, 10 operated licenses and a number of non-operated licenses on the Norwegian Continental Shelf in the North Sea. Full-year 2013 net production in Norway averaged approximately 80,000 barrels of oil equivalent per day.
Item 7.01 Regulation FD Disclosure.
On October 15, 2014, we announced that we had completed the sale of MONAS. A copy of the press release is furnished as Exhibit 99.2 hereto. The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
 (b)   Pro Forma Information
The unaudited pro forma consolidated balance sheet of Marathon Oil Corporation as of June 30, 2014 and the unaudited pro forma consolidated statements of income of Marathon Oil Corporation for the years ended December 31, 2013, 2012 and 2011 are included as Exhibit 99.1 to this report and are incorporated into this Item 9.01 by reference. As our Form 10-Q for the quarterly period ended June 30, 2014, reflected our Norway business as discontinued operations in the consolidated statements of income, interim period pro forma consolidated statements of income are not included.
(d) Exhibits:

Number	Exhibit
99.1	Unaudited Pro Forma Consolidated Financial Statements of Marathon Oil Corporation
99.2	Press Release issued by Marathon Oil Corporation, dated October 15, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2014		MARATHON OIL CORPORATION

	By:	/s/ John R. Sult
Name: John R. Sult
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Unaudited Pro Forma Consolidated Financial Statements of Marathon Oil Corporation
99.2	Press Release issued by Marathon Oil Corporation, dated October 15, 2014